Manitex International, Inc. Corporate Presentation (NASDAQ: MNTX) January 24, 2012 “Focused manufacturer of engineered lifting equipment” Exhibit 99.1

Forward Looking Statements &
Non GAAP Measures
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s third quarter 2011 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.
“Focused
manufacturer of
engineered lifting
equipment”

Company Snapshot
“Focused
manufacturer of
engineered lifting
equipment”
Manitex
International, Inc.
Global provider of highly specialized and custom configured
cranes, materials and container handling equipment sold through dealerships
Launched as a private company in 2003, Manitex International, is publicly traded as NASDAQ:MNTX and has steadily grown
organically and as a consolidator in its industry, acquiring seven branded product lines since going public in 2007
Energy exploration and field development (including Canadian oil sands and recent oil and natural gas development initiatives throughout U.S.), power line construction, military, railroads, port, government/agency
Niches
Served
Company
Origin

“Focused
manufacturer of
engineered lifting
equipment”
• Engineered lifting
equipment
• Manitex boom trucks
• SkyCrane aerial platforms
• Sign cranes
• RT forklifts
• Special mission-oriented
vehicles
• Carriers
• Heavy material handling
• Transporters & steel mill
equipment
• Specialized earthmoving,
railroad and material
handling equipment
since 1945
• Has built ~ 10,000 units
• Manufacturer of container
handling equipment for the
global port and inter-modal
sectors.
• Products: reach stackers,
laden and unladen
container forklifts  &
straddle carriers
Product Overview

Summary Financials
“Focused
manufacturer of
engineered lifting
equipment”
Financial Summary
Total Enterprise Val. (1/23/2012): $109.3 million
Market Cap (1/23/2012): $66.8 million
2010 Revenue: $95.9 million
2010 Net Income: $2.1 million
2010 EBITDA: $8.7 million
Stock Price (1/23/2012): $5.79
Ticker / Exchange: MNTX / NASDAQ
Capitalization
Diluted shares outstanding
(09/30/2011):
11.5 million
Total Debt: (09/30/2011) $43.2 million
$000,  except
percentages
2007 2008 2009 2010 YTD 2011**
Revenues $106,946 $106,341 $55,887 $95,875 105,730
Gross Margin (%) 18.6% 16.4% 20.0% 24.3% 20.6%
EBITDA $8,461 $5,416 $1,982 $8,676 $8,244
EBITDA Margin (%) 7.9% 5.1% 3.5% 9.0% 7.8%
Net income $2,126 $1,799 $3,639* $2,109 $2,491
Backlog 45.1 15.7 22.1 39.9 83.7
*2009 Net Income includes gain on bargain purchase of $3,815
** All 2011 Figures are 9 Month/Year-to-Date through 9/30/11 EXCEPT FOR Backlog which was reported 1/19/12 for 12/31/11

Potential for Future Growth in
Revenue and EBITDA
“Focused
manufacturer of
engineered lifting
equipment”
• $235M represents
2007 revenues of
all product lines
acquired to date
• Revenues,
EBITDA, earnings
have shown
consistent growth
• Revenue and
backlog trajectory
suggests recovery
continues into
2012-2013
• Long-term
EBITDA target is
9%-10%
• 2009-2011 (E)
CAGR was 56.6%

Investment Highlights
“Focused
manufacturer of
engineered lifting
equipment”
YTD 2011 & beyond: strong metrics signal continued recovery and growth
– 2010 sales represented 72% year-over-year increase
– YTD 2011 (through 9/30/11) sales up 59% from 2010
– YTD 2011 (through 9/30/11) EBITDA a record $8.2 million up 42% YoY
–
December 31, 2011 backlog up 110% to record $83.7 million
Experienced senior management
– Over 70 years of collective experience from
well-known industrial leaders - Terex,
Manitowoc, Rolls Royce, GKN Sinter Metals,
Grove and Genie
Global presence ~ 20K units
Operates worldwide
Equipment dealerships throughout country
– High recurring parts revenue stream: approximately 20%
of total sales (average 40% margin)
Debt Management
– Extended credit facility in June 2011; expanded
borrowing capacity and lowered interest costs
– Targeting debt reduction through cash flows
throughout 2012
Focused on earnings,
cash flow & working
capital management

Key Management
“Focused
manufacturer of
engineered lifting
equipment”
Name & Title Experience
David Langevin
Chairman & CEO
20+ years principally with Terex
Andrew Rooke
President & COO
20+ years principally with Rolls Royce, GKN Sinter
Metals, Off-Highway & Auto Divisions
David Gransee
CFO & Treasurer
Formerly with Arthur Andersen, 15+ years with Eon
Labs (formerly listed)
Robert Litchev
President – Manufacturing
Operations
10+ years principally with Terex
Scott Rolston
SVP Strategic Planning
13+ years principally with Manitowoc

9 Manitex International Businesses “Focused manufacturer of engineered lifting equipment”

2010 2008 2009 2007

Company Timeline
“Focused
manufacturer of
engineered lifting
equipment”
March 2002:
Manitowoc (NYSE:MTW)
acquires Grove
January 2003:
Manitowoc divests
Manitex
December 2009: Acquire
Load King Trailers
July 2009: Acquire
Badger Equipment Co.
November
2006: Veri-Tek
Acquires
LiftKing
July 2007: VCC
acquires Noble
forklift
August 2007: Sale of assets and
closure of legacy VCC business
May 2008: Name changed to Manitex International
and listed on Nasdaq (MNTX)
October 2008:
Crane &
Machinery and
Schaeff Forklift
acquired
July 2006: Manitex
merges into Veri-Tek,
Intl. (VCC)
July 2010 : CVS
Operating Agreement
2006 2004 2002 2005 2003 2011
July 2011: Closes
Acquisition of CVS

Replacement Parts & Service
Consistent Recurring Revenue
“Focused
manufacturer of
engineered lifting
equipment”
• Recurring revenue of approximately 20% of total sales
• Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary
– Serve additional brands
– Service team for crane equipment
– Automated proprietary system implemented in principal operations

R&D-Driven Product Line
Expansion
“Focused
manufacturer of
engineered lifting
equipment”
• Continuous firm-wide commitment to innovation, research,
and product development remains a competitive advantage
• Healthy R&D budget supports new product launches and
entry to new niches
• Expect to see continued introduction of products that move tonnage/capacity higher
• Expect to see continued addition to niche sectors served by Manitex equipment

Competitive Positioning “Focused manufacturer of engineered lifting equipment”

What Is Driving Growth?
“Focused
manufacturer of
engineered lifting
equipment”
• Diversified product offering
• Seeing N. America expansion in 2012 and 2013
• Recent orders for largest cranes
• International dealerships
• Customer-focused design strategy
• Operational flexibility
• Product development and launch pipeline
• Improving macro-economic conditions
• More favorable credit markets

Summary
“Focused
manufacturer of
engineered lifting
equipment”
• Strong operating metrics
• 2010 sales represented 72% year-over-year increase
• YTD 2011 sales increased 59%
• YTD 2011 EBITDA  was a record $8.2 million, up 42%
YoY
• Backlog at record $83.7M as of 12/31/11
• Focused on earnings, cash flow and working
capital management
• Extended credit facility in June 2011; expanded
borrowing capacity and lowered interest costs
• Targeting debt reduction through cash flows
throughout 2012
• Increased penetration in oil & gas, power
grid & rail
• Flexible operating model adapts to changes
in demand
• Output increases expected throughout 2012
Significant
opportunity to grow
from base
established in 2011

16 Appendix “Focused manufacturer of engineered lifting equipment” Manitex International, Inc. Corporate Presentation January 2012

Key Figures - Quarterly
“Focused
manufacturer of
engineered lifting
equipment”
USD thousands
Q3-2011 Q3-2010 Q2-2011
Net sales $36,942 $24,859 $37,066
Gross profit 7,824 5,855 7,478
Gross margin % 21.2% 23.6% 20.2%
Operating expenses  5,591 4,365 5,237
Net Income 1,020 657 1,029
EBITDA 3,147 2,271 3,042
EBITDA % of Sales 8.5% 9.1% 8.2%
Backlog ($ million) 63.1 24.9 50.7

Summarized Balance Sheet
“Focused
manufacturer of
engineered lifting
equipment”
$000 30-Sep-11 31-Dec-10 31-Dec-09 31-Dec-08
Current assets $66,154 $54,703 $40,147 $40,685
Fixed assets 11,344 10,659 11,804 5,878
Other long term assets 40,480 40,155 42,734 39,665
Total Assets $117,978 $105,517 $94,685 $86,228
Current liabilities 27,009 23,011 14,569 17,062
Long term liabilities 45,790 39,232 39,688 34,152
Total Liabilities $72,799 $62,243 $54,257 $51,214
Shareholders equity 45,179 43,274 40,428 35,014
Total liabilities & Shareholders
equity $117,978 $105,517 $94,685 $86,228

Working Capital
“Focused
manufacturer of
engineered lifting
equipment”
$000
Q3-2011 Q4 2010 Q3 2010
Working Capital $39,145 $31,692 $29,621
Days sales outstanding (DSO) 56 60 62
Days payable outstanding (DPO) 53 62 53
Inventory turns 3.0 2.9 2.7
Current ratio 2.4 2.4 2.7
Operating working capital 46,553 36,763 34,833
Operating working capital % of
annualized LQS
31.5% 31.1% 35.0%
•Major movements in working capital increase Q3-2011 v Q4-2010 of $7.4m
•Receivables ($3.6m), inventory ($8.0m), offset by increased short term notes
($2.3m) and increased trade accounts payable ($1.9m)
•Inventory increase v Q4-2010 in raw materials and WIP to support growth, and increased cost from material cost inflation
•Current ratio, DSO & DPO  remain strong through growth phase, and operating working capital % maintained through revenue growth

“Focused
manufacturer of
engineered lifting
equipment”
$000
Q3-2011 Q4-2010 Q3-2010
Total Cash 773 662 217
Total Debt 43,195 34,019 33,745
Total Equity 45,179 43,274 42,025
Net capitalization 87,601 76,631 75,553
Net debt / capitalization 48.4% 43.5% 44.4%
YTD EBITDA 8,244 8,676 5,826
YTD EBITDA % of sales 7.8% 9.0% 8.8%
•EBITDA for Q3-2011 of $3.1m, 8.5% of sales
•Increase in debt from 12/31/2010 of $9.2m
• Increase in lines of credit and Italian working capital finance $6.6m
• Long term debt: CVS acquisition funding $4.8m; Payments on other debt ($2.2m)
•N. American revolver facilities, based on available collateral at September 30, 2011 was $28m.
Additional transactional facilities of $4.7m in place subject to collateral for CVS.
•Cash and N. American revolver availability at September 30, 2011 $3.3m
Debt & Liquidity
• Net capitalization is the sum of debt plus equity minus cash
• Net debt is total debt less cash